TABLE OF CONTENTS

USAA Family of Funds                                       1
Message from the President                                 2
Investment Review                                          4
Message from the Manager                                   5
Financial Information:
  Statement of Assets and Liabilities                      8
  Portfolio of Investments in Securities                   9
  Notes to Portfolio of Investments in Securities         11
  Statement of Operations                                 12
  Statements of Changes in Net Assets                     13
  Notes to Financial Statements                           14

                                 Important Information
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Gold Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright) 1997, USAA. All rights reserved.


USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of December 31, 1996.

                                                               Average Annual Total Return*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception

========================================================================================================
  Capital Appreciation
  Aggressive Growth                     10/19/81       16.47        11.45         13.12           -
  Emerging Markets(1)                    11/7/94       16.59         -             -              4.84
  Gold(1)                                8/15/84        0.00         6.57           .93           -
  Growth                                  4/5/71       17.80        13.69         13.24           -
  Growth & Income                         6/1/93       23.04         -             -             16.24
  International(1)                       7/11/88       19.15        13.09          -             10.60
  S&P 500 Index(4)                        5/1/96        -            -             -             16.83+
  World Growth(1)                        10/1/92       19.08         -             -             13.66

  Asset Allocation
  Balanced Strategy                       9/1/95       13.45         -             -             12.49
  Cornerstone Strategy(1)                8/15/84       17.87        12.69         10.70           -
  Growth and Tax Strategy(2)**           1/11/89       11.12         9.64          -              9.97
  Growth Strategy(1)                      9/1/95       22.13         -             -             21.47
  Income Strategy                         9/1/95        3.00         -             -              9.72

  Income - Taxable
  GNMA                                    2/1/91        2.94         6.43          -              7.66
  Income                                  3/4/74        1.33         7.33          9.25           -
  Income Stock                            5/4/87       18.70        12.76          -             12.78
  Short-Term Bond                         6/1/93        6.31         -             -              5.60

  Income - Tax Exempt
  Long-Term(2)**                         3/19/82        4.47         6.87          7.37           -
  Intermediate-Term(2)**                 3/19/82        4.49         6.89          7.09           -
  Short-Term(2)**                        3/19/82        4.44         4.94          5.45           -
  California Bond(2)**                    8/1/89        5.39         7.29          -              7.65
  Florida Tax-Free Income(2)**           10/1/93        4.38         -             -              3.69
  New York Bond(2)**                    10/15/90        3.73         6.61          -              8.35
  Texas Tax-Free Income(2)**              8/1/94        5.25         -             -              9.44
  Virginia Bond(2)**                    10/15/90        5.06         7.09

  Money Market
  Money Market(3)                         2/2/81        5.24         4.37          5.84           -
  Tax Exempt Money Market(2,3)**          2/6/84        3.34         3.04          4.21           -
  Treasury Money Market Trust(3)          2/1/91        5.10         4.16          -              4.32
  California Money Market(2,3)**          8/1/89        3.27         2.93          -              3.64
  Florida Tax-Free Money Market(2,3)**   10/1/93        3.24         -             -              3.01
  New York Money Market(2,3)**          10/15/90        3.20         2.79          -              3.07
  Texas Tax-Free Money Market(2,3)**      8/1/94        3.25         -             -              3.32
  Virginia Money Market(2,3)**          10/15/90        3.17         2.87          -              3.20


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and dis-tributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) Some income may be subject to state or local taxes or the federal alter-native minimum tax.

(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(4) S&P 500(registered trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or
promoted by Standard & Poor's,   and  Standard  &  Poor's  makes  no
representation   regarding  the  advisability of investing in the product.

* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.

+  Cumulative total return since inception.


                             MESSAGE FROM THE PRESIDENT

On January 29, 1995, my wife and I became grandparents. Karl Joseph Marbach was born to Alexandra, my wife's daughter, and her husband Keith Marbach. When my wife learned of the name Alexandra and Keith had chosen, she smiled. She noted that my middle names are Joseph Carl, and she said, "I think this kid's college education is secure."
                                              -- May 31,  1995  Annual  Report

In the May 31, 1995, annual report, my message centered on regular, systematic investing, and I told you I was going to practice something I had preached for many years. I introduced you to my grandson, Karl Joseph, and told you I had set up an InveStart(Registered Trademark) account for his college expenses. This is a progress report.

By the time you read this message, Karl Joseph will be 24 months old -- a good time for an update. As you might expect me to say, Karl Joseph is a very bright guy. He is one of the few people whom our wire-haired dachshund, Brunhilde, will tolerate. We have found that Bruni is a discerning judge of people! One of Karl's favorite things is watching me toss grapes and catch them in my mouth. He loves stuffed animals, swimming, and his grandmother's cooking. I'm very pleased to say that his progress is just as I expected.

I'm also pleased to let you know that his education fund is progressing well too. I opened an InveStart account for Karl on June 2, 1995, in the Income Stock Fund. The NAV then was $14.77, and at this writing it is well over $16.00. In addition to my $100 initial investment, there have now been 17 electronic transfers of $50 into the account. That totals $950, and an interesting thing has happened. The account is worth much more than $950 because, in addition to dividends and appreciation, it has attracted other money. This is a college account and a great cause. Karl is surprisingly well on his way.

There is a lesson here. Funding a college education is a challenge, but starting early with an account like this is an excellent step. It provides a place for a few extra dollars that show up on special occasions.

"Secure" may be an exaggeration, but I did decide to practice one thing I have preached for many years ... I opened an InveStart (Registered Trademark) account for Karl Joseph.
                                                 -- May 31, 1995 Annual Report

We originally intended it for young USAA members as a good way to start investing. We found, however, that many grandparents were using it as I just did.
                                                 -- May 31, 1995 Annual Report

I do practice what I preach. Systematic investing makes sense, and InveStart has an expanded lineup of available funds. I encourage you to look at your investment as you study the information in this report, and if you are not investing regularly, please consider if it may be appropriate for you.

If you have any questions about our systematic investment plans or any of our other mutual funds, please call. Your team of account representatives will be glad to assist you with any questions you may have.

Sincerely,


Michael J.C. Roth
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD

[Photograph of Michael J.C. Roth, President and Vice Chairman of the Board appears here.]

A systematic plan, such as InveStart, does not assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue purchases through periods of low and high price levels.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.

The performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT REVIEW

GOLD FUND

OBJECTIVE: Long-term capital appreciation for the purpose of protecting the purchasing power of capital from inflation. Current income is a secondary objective.

TYPES OF INVESTMENTS: At least 80 percent of the Fund's assets are invested in gold stocks. The remainder may be invested in common stocks of companies engaged in other precious metal and mineral mining.
                                                  5/31/96         11/30/96
Net Assets...................................  $167.1 Million   $130.7 Million
Net Asset Value Per Share....................     $11.12            $8.97


Average Annual Total Returns as of 11/30/96
May 31, 1996 to November 30, 1996..................................-19.33%+
 1 Year............................................................  2.72%
 5 Years...........................................................  6.06%
10 Years...........................................................  1.70%

+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 11/30/86 to 11/30/96, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: S&P 500 - $41,154, Philadelphia Gold & Silver (XAU) - $15,113, USAA Gold Fund - $11,831 and Gold Bullion-London Gold - $9,533.]

The graph illustrates a $10,000 hypothetical investment in the USAA Gold Fund; the S&P 500 Index, which is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks (it is not possible to invest directly in the S&P 500 Index); the Philadelphia Gold & Silver Index, representing nine holdings in the gold & silver sector, typically referred to as the XAU; and London Gold, a traditional Gold Bullion index that is readily available.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

MESSAGE FROM THE MANAGER

[A photo of Mark W. Johnson, Portfolio Manager, appears here.]

Gold prices fell 4.9% from $390.55 to $371.30 during the six months ended November 30, 1996, marking the lowest price since April, 1994. For the same period, the cumulative return for the USAA Gold Fund was -19.33%. Prices of gold mining common stocks suffered a more dramatic fall than the gold price itself because of the high degree of operating leverage at the mining companies. This leverage cuts both ways. For example, the USAA Gold Fund in fiscal 1996 had a total return of 23.66%(1) on a 1.6% increase in the gold price.(2)

We are both surprised and disappointed with the gold price and recent developments in the gold market. Readers of our most recent annual report will recall that we felt that gold would be unlikely to trade much below $390 on a sustained basis because of strong end user demand coupled with reduced central bank selling below $390. Clearly, this view was wrong. A number of factors combined to drive the gold price down. However, the strong U.S. dollar was the most important. Gold is priced all over the world in dollars per ounce. Thus, if the dollar strengthens against the Japanese yen, and the price of gold in dollars remains stable, for a Japanese buyer the price of gold has risen. Indeed, according to the World Gold Council,(3) calendar year-to-date bullion imports into Japan dropped 38% with no pockets of strength elsewhere in the world. Meanwhile, it appears that mine production will overturn two years of decline, rising about 4% in calendar 1996. This combination of increased mine output coupled with soft physical demand proved unfavorable.

Developments in the governmental sectors also hurt the gold price. Apparent increased selling by European central banks in advance of the European Monetary Union could continue into 1997. Meanwhile, International Monetary Fund (IMF) officials reached an agreement to sell five million ounces of gold to reduce developing country debt. This agreement required the tacit approval of a number of governments that hold substantial gold positions. Finally, on November 24, an official of the Swiss National Bank (SNB) announced that Switzerland's Federal Council "had agreed to consider an SNB proposal" that would include "the possibility to sell part of its gold." The IMF and SNB proposals face significant hurdles (U.S. congressional approval in the case of the IMF and a popular vote and constitutional change for the Swiss) that will delay until at least 1998, if not derail, these proposed sales.

Nonetheless, the cold hard reality is that these developments demonstrate just how far the esteem in which central bankers hold gold has fallen. Indeed, one wonders if the consensus view of gold by central bankers has now evolved to that of John Maynard Keynes, who famously termed gold a "barbarous relic." If so, then a pessimistic secular view on the gold price is inescapable given that some 15 years of mine supply are contained in the vaults of central banks and other official organizations. That is enough potential incremental supply to cap the gold price for a generation.

Although concerned about the longer-term outlook for gold, we should remember that this is a volatile market that can experience price spikes. In that regard, it is important to note that the speculative short position exceeds 6 million ounces - a high level by historical standards and a bullish indicator. Any rally in the gold price could be quite strong as the shorts cover their positions. The catalyst for such a rally probably lies either in the value of the yen, a narrowing of the contango (the premium of a one-year futures contract over the near-term contract) from the current 3.7%, or a failure to peacefully and smoothly integrate Hong Kong into China.

In managing the USAA Gold Fund, Lindsey Falconer, the Fund's Senior Securities Analyst, and I will focus on low-cost producers that have good production or reserve growth potential. This strategy, in our view, is the one most likely to yield acceptable results in the context of a difficult environment.

Foreign investing is subject to additional risks which are discussed in the Fund's prospectus. Gold mining stocks involve additional risk because of gold's price volatility.

(1) Average Annual Total Return as of 5/31/96: 5 years - 11.93%,
     10 years - 7.80%
(2) Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.
(3) A non-profit association of 45 gold mining companies from 9 countries based in Geneva that promotes gold in jewelry, industry and investment.

          Top 10 Equity Holdings
            (% of Net Assets)

Barrick Gold                        8.0
Freeport-McMoRan
   Copper & Gold "A"	            6.9
Placer Dome                         6.3
TVX Gold                            5.4
Gold Fields of S. Africa            5.0
Agnico-Eagle Mines                  5.0
Santa Fe Pacific Gold               4.8
Pioneer Group                       4.6
Battle Mountain Gold                4.4
Newmont Mining                      4.0

See page 9 for a complete listing of the Portfolio of Investments in Securities.


Gold Fund
Statement of Assets and Liabilities
(In Thousands)

November 30, 1996
(Unaudited)
Assets
   Investments in securities, at market value (identified cost of $129,980)                  $  130,822
   Cash                                                                                              20
   Cash denominated in foreign currencies (identified cost of $367)                                 366
   Receivables:
      Capital shares sold                                                                            60
      Dividends and interest                                                                         68
      Securities sold                                                                                80
                                                                                              -----------
         Total assets                                                                           131,416
                                                                                              -----------

Liabilities
   Securities purchased                                                                             449
   Capital shares redeemed                                                                           94
   USAA Investment Management Company                                                                83
   USAA Transfer Agency Company                                                                      49
   Accounts payable and accrued expenses                                                             51
                                                                                               ----------
         Total liabilities                                                                          726
                                                                                               ----------

            Net assets applicable to capital shares outstanding                              $  130,690
                                                                                               ==========

Represented by:
   Paid-in capital                                                                           $  203,436
   Accumulated net investment loss                                                                 (124)
   Accumulated net realized loss on investments                                                 (73,462)
   Net unrealized appreciation of investments                                                       842
   Net unrealized depreciation on foreign currency translations                                      (2)
                                                                                               ----------

            Net assets applicable to capital shares outstanding                              $  130,690
                                                                                               ==========

   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                               14,577
                                                                                               ==========

   Net asset value, redemption price, and offering price per share                           $     8.97
                                                                                               ==========


See accompanying notes to financial statements.


Gold Fund
Portfolio of Investments in Securities

November 30, 1996
(Unaudited)

                                                                                               Market              Number
     Number                                                                                    value
   of Shares                          Security                                                 (000)

                          Common Stocks (96.8%)
               African Gold Companies (12.6%)
     325,000   Ashanti Goldfields Co. Ltd. GDS                                               $    4,672
     225,000   Gold Fields of South Africa Ltd. ADR                                               6,546
      50,000   Southvaal Holdings                                                                 1,443
     125,000   Western Deep Levels Ltd. ADR                                                       3,859
                                                                                             -----------
                                                                                                 16,520
                                                                                             -----------

               Australian Gold Companies (12.4%)
   2,350,000   Acacia Resources Ltd. *                                                            4,744
   1,300,000   Newcrest Mining Ltd.                                                               4,762
   1,000,000   Plutonic Resources Ltd.                                                            4,460
     675,800   Ranger Minerals NL *                                                               2,200
                                                                                             -----------
                                                                                                 16,166
                                                                                             -----------

               North American Gold Companies (66.0%)
     475,000   Agnico-Eagle Mines Ltd.                                                            6,531
     350,000   Barrick Gold Corp.                                                                10,500
     800,000   Battle Mountain Gold Co.                                                           5,800
     250,000   Bresea Resources Ltd. *                                                            2,113
     350,000   Dayton Mining Corp. *                                                              1,903
     300,000   Freeport-McMoRan Copper & Gold, Inc. "A"                                           8,963
     125,000   Getchell Gold Corp. *                                                              4,891
     225,000   Goldcorp, Inc. "A" *                                                               1,952
     225,000   Golden Knight Resources, Inc. *                                                    1,418
      50,000   Greenstone Resources Ltd. *                                                          667
     110,000   Newmont Gold Co.                                                                   5,101
     110,000   Newmont Mining Corp.                                                               5,266
     250,000   Pioneer Group, Inc.                                                                6,063
     350,000   Placer Dome, Inc.                                                                  8,253
     550,000   Santa Fe Pacific Gold Corp.                                                        6,325
   1,000,000   TVX Gold, Inc. *                                                                   7,007
     325,000   Vengold, Inc. *                                                                      446
     250,000   Viceroy Resource Corp. *                                                           1,279
     259,100   Wharf Resources Ltd.                                                               1,729
                                                                                             -----------
                                                                                                 86,207
                                                                                             -----------

               North American Platinum Companies (3.3%)
     250,000   Stillwater Mining Co. *                                                       $    4,375
                                                                                             -----------

               South American Gold Companies (2.5%)
     200,000   Compania de Minas Buenaventura ADR *                                               3,275
                                                                                             -----------
               Total common stocks (cost: $125,701)                                             126,543
                                                                                             -----------




  Principal
   Amount
    (000)


                   U.S. Government & Agency Issue (3.3%)
 $     4,280   Federal Home Loan Mortgage Corp., 5.70%, 12/02/96 (cost: $4,279)              4,279
                                                                                       -------------

               Total investments (cost: $129,980)                                       $  130,822
                                                                                       =============


--------------------------
 *Non-income producing.


Gold Fund
Notes to Portfolio of Investments in Securities

November 30, 1996
(Unaudited)

General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

GDS - Global Depositary Shares are foreign shares held by a non-U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

See accompanying notes to financial statments.

Gold Fund
Statement of Operations
(In Thousands)

Six-month period ended November 30, 1996
(Unaudited)


Net investment income:
  Income (net of foreign taxes withheld of $51):
    Dividends                                                      $       709
    Interest                                                                68
                                                                   ------------
      Total income                                                         777
                                                                   ------------

Expenses:
  Management fees                                                          499
  Transfer agent's fees                                                    290
  Custodian's fees                                                          40
  Postage                                                                   10
  Shareholder reporting fees                                                 5
  Trustees' fees                                                             2
  Registration fees                                                         31
  Audit fees                                                                12
  Legal fees                                                                 3
  Other                                                                      3
                                                                   ------------
      Total expenses                                                       895
                                                                   ------------
        Net investment loss                                               (118)
                                                                   ------------

Net realized and unrealized loss on investments
   and foreign currency:
 Net realized gain (loss) on:
   Investments                                                            527
   Foreign currency transactions                                           (1)
 Change in net unrealized appreciation/depreciation of:
   Investments                                                        (32,188)
   Translation of assets and liabilities in foreign currencies             (2)
                                                                   ------------
      Net realized and unrealized loss                                (31,664)
                                                                   ------------
Decrease in net assets resulting from operations                    $ (31,782)
                                                                   ============

See accompanying notes to financial statements.


Gold Fund
Statements of Changes in Net Assets
(In Thousands)


Six-month period ended November 30, 1996
and Year ended May 31, 1996
(Unaudited)                                     11/30/96            5/31/96
                                               ----------         -----------
From operations:
 Net investment loss                          $     (118)        $     (211)
 Net realized gain on investments                    527             12,882
 Net realized loss on foreign
  currency transactions                               (1)                (2)
 Change in net unrealized
   appreciation/depreciation of:
  Investments                                     (32,188)            21,735
 Foreign currency translations                         (2)                 -
                                                ------------       ------------
 Increase (decrease) in net assets resulting
    from operations                               (31,782)            34,404
                                                ------------       ------------
Distributions to shareholders from:
 Net investment income                                  -               (117)
                                                ------------       ------------
From capital share transactions:
 Proceeds from shares sold                          39,479            129,783
 Shares issued for dividends reinvested                  -                112
 Cost of shares redeemed                           (44,074)          (157,338)
                                                ------------       ------------
  Decrease in net assets from capital
   share transactions                               (4,595)           (27,443)
                                                 ------------      ------------
Net increase (decrease) in net assets              (36,377)             6,844
Net assets:
 Beginning of period                               167,067            160,223
                                                 ------------      ------------
 End of period                                  $  130,690         $  167,067
                                                ============        ===========
Undistributed net investment income
   (loss) included in net assets:
 Beginning of period                           $        (5)        $      110
                                               ============        ============
 End of period                                  $     (124)        $       (5)
                                               ============        ============
Change in shares outstanding:
 Shares sold                                         4,128             13,066
 Shares issued for dividends reinvested                  -                 13
 Shares redeemed                                    (4,569)           (15,870)
                                                ------------        -----------
  Decrease in shares outstanding                      (441)            (2,791)
                                                ============        ===========


See accompanying notes to financial statements.


Gold Fund
Notes to Financial Statements

November 30, 1996
(Unaudited)

(1)   Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the Gold Fund (the Fund). The Fund's primary investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation. Current income is a secondary objective.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities at May 31, 1996 to decrease accumulated net investment loss by $214,733 and to decrease paid-in capital by $61,000 and to increase accumulated net realized loss on investments by $153,733.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective
securities.   The Fund concentrates its investments in securities of companies principally engaged in gold exploration, mining, or processing and therefore may be exposed to more risk than portfolios with a broader industry diversification.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)   Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 14, 1997, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 1996.

(3)   Distributions
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At November 30, 1996, the Fund had capital loss carryovers for federal income tax purposes of approximately $73,462,000 (approximately $7,000,000 of which will expire by May 31, 1997) which, if not offset by subsequent capital gains, will expire between 1997-2002. It is unlikely that the Fund's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4)   Investment Transactions
Purchases and sales of securities, excluding short-term securities, for the six-month period ended November 30, 1996 were $8,515,812 and $12,633,274, respectively.

Gross unrealized appreciation and depreciation of investments as of November 30, 1996 was $15,296,194 and $14,453,984, respectively.

(5)   Foreign Currency Contracts
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At November 30, 1996, the terms of open foreign currency contracts were as follows (in thousands):


                                    U.S. Dollar
Exchange       Currency to be       Value as of
 Date            Delivered          11/30/96
---------     -------------------   ------------
12/02/96      99 Australian Dollar     $ 80
                                       ======

                      U.S. Dollar           Unrealized
Currency to be        Value as of           Appreciation
  Received             11/30/96            (Depreciation)
---------------       -----------        -----------------
80 U.S. Dollar           $80                   $-
                        ======               ======


(6) Transactions with Manager
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no fee or other remuneration for such services.



Gold Fund
Notes to Financial Statements (continued)

November 30, 1996
(Unaudited)


(7)Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:

                          Six-month
                         Period Ended      Year Ended
                         November 30,        May 31,
                            1996       1996        1995


Net asset value at
 beginning of period    $   11.12    $ 9.00   $   8.83
Net investment
 income (loss)               (.01)(b)  (.02)       .01
Net realized and
 unrealized gain (loss)     (2.14)     2.15        .17
Distributions from net
 investment income              -      (.01)      (.01)
                         ----------  ---------- ----------
Net asset value at
 end of period          $    8.97    $ 11.12   $   9.00
                         =========== ========== ==========
Total return (%) *         (19.33)     23.66       2.05
Net assets at end
 of period (000)        $ 130,690   $167,067   $160,223
Ratio of expenses to
 average net assets (%)      1.27(a)    1.33       1.28
Ratio of net investment
 income (loss) to average
 net assets (%)              (.17)(a)   (.14)       .10
Portfolio turnover (%)       6.15      16.48      34.76
Average commission
 rate paid per share+   $   .0303   $  .0292


Gold Fund
Notes to Financial Statements (continued)

November 30, 1996
(Unaudited)


(7) Financial Highlights (continued)

                               Eight-month
                             Period Ended             Year Ended
                                May 31,              September 30,
                                 1994             1993          1992

Net asset value at
  beginning of period         $  7.95           $   6.53       $   6.40
Net investment
  income (loss)                   .01                .02            .07
Net realized and
  unrealized gain (loss)          .88               1.44            .14
Distributions from net
  investment income              (.01)              (.04)          (.08)
                            -----------        -----------     ----------
Net asset value at
  end of period              $   8.83           $   7.95       $   6.53
                            ===========        ===========     ==========
Total return (%)*               11.19              22.53           3.30
Net assets at end
  of period (000)            $176,527           $150,793       $114,073
Ratio of expenses to
  average net assets (%)         1.26(a)            1.41           1.43
Ratio of net investment
  income (loss) to average
  net assets (%)                  .15(a)             .25           1.02
Portfolio turnover (%)          34.75              81.08          19.01


*Assumes reinvestment of all dividend income and capital gain distributions during the period.

+Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b) Calculated using weighted average shares.